UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-02589
Eaton Vance Series Trust
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report December 31, 2009

WALL ST

EATON VANCE TAX-MANAGED GROWTH FUND 1.0

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Michael A. Allison, CFA
Co-Portfolio Manager

Lewis R. Piantedosi
Co-Portfolio Manager

Yana S. Barton, CFA
Co-Portfolio Manager

Duncan W. Richardson, CFA
Co-Portfolio Manager
•	After an uncertain first quarter of 2009, in which equity markets struggled to climb back from the his- toric lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the Standard & Poor’s 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.

•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ending December 31, 2009, Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund)[2] posted a double-digit return, but underperformed the S&P 500 Index (the Index), due in part to differences in sector allocation and stock selection versus the Index.
•	Each of the 10 economic sectors represented in the Index registered positive results for the year. The information technology (IT) sector gained more than 60%, followed by materials and consumer discretionary, each of which advanced more than 40%. In contrast, telecommunication services was the only sector with single-digit returns, while utilities, energy, and consumer staples had returns ranging between 11% and 15%, reflecting the dominance of cyclical stocks over defensive stocks during the period.
•	Best-performing industries for the Index included real estate management and development, automobiles, internet and catalog retailers, paper and forest products, auto components, energy equipment and services, wireless telecommunication services and multiline retailers. Conversely, construction materials, diversified consumer services, construction and engineering, biotechnology, thrifts and mortgage companies and commercial banks each posted losses for the year.
Total Return Performance
12/31/08 – 12/31/09

Tax-Managed Growth Fund 1.0	23.35%
S&P 500 Index[1]	26.47
Lipper Large-Cap Core Funds Classification[1]	27.16
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests its assets in Tax-Managed Growth Portfolio, a separately registered investment company with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	During the year ending December 31, 2009, the Fund remained overweighted in the health care, industrials, consumer staples and consumer discretionary sectors, while continuing to underweight IT, financials, materials, energy, telecommunication services and utilities. While management selectively increased the Fund’s overall exposure to specific areas within the IT sector, stock selection in this space proved to have the largest negative impact on relative performance for the year. Underweighting stronger-performing industries, such as computers & peripherals and software, hurt returns, as did lagging selection in the communication equipment industry. An overweight allocation and stock selection in health care also detracted, as did stock selection in financials, where a number of lower-priced, lower-quality companies represented in the Index saw their stock prices ascend further than the higher-quality names held by the Fund.

•	In contrast, the Fund benefited from its investments in the energy, utilities, industrials and telecommunication services sectors. Stock selection in the energy sector lifted returns, as management’s emphasis on the more specialized exploration and production companies over the mega-cap and more-defensive integrated oil names keyed relative gains. The Fund’s de-emphasis of the lagging telecommunication services and utilities sectors also helped relative performance, as did security selection among industrial conglomerates and machinery stocks.

•	As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition

Top 10 Holdings*

By net assets

Anadarko Petroleum Corp.	2.9%
PepsiCo, Inc.	2.8
United Technologies Corp.	2.7
Intel Corp.	2.4
Apache Corp.	2.3
International Business Machines Corp.	2.2
NIKE, Inc., Class B	2.1
Johnson & Johnson	2.1
Abbott Laboratories	1.9
Pfizer, Inc.	1.9

*	Top 10 Holdings represented 23.3% of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings**

By net assets

**	As a percentage of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the S&P 500 Index. The table includes the total returns of the Fund. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. The Fund commenced investment operations on 3/29/66.
It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.
Performance

Average Annual Total Returns (at net asset value)

One Year	23.35%
Five Years	0.66
Ten Years	0.47
Life of Fund (3/29/66)	9.17

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended December 31, 2009)
Returns at Net Asset Value (NAV)

	One Year	Five Years	Ten Years

Return Before Taxes	23.35%	0.66%	0.47%
Return After Taxes on Distributions	22.82	0.25	0.13
Return After Taxes on Distributions and Sale of Fund Shares	15.92	0.56	0.36
The Fund commenced investment operations on 3/29/66.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.0

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
	$1,000.00	$1,217.80	$2.74

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,022.70	$2.50

*	Expenses are equal to the Fund’s annualized expense ratio of 0.49% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $299,002,518)	$640,168,461

Total assets	$640,168,461

Liabilities

Payable for Fund shares redeemed	$278,775
Payable to affiliates:
Trustees’ fees	125
Accrued expenses	46,329

Total liabilities	$325,229

Net Assets	$639,843,232

Sources of Net Assets

Paid-in capital	$397,031,276
Accumulated net realized loss from Portfolio	(79,057,874)
Accumulated undistributed net investment income	213,059
Net unrealized appreciation from Portfolio	341,165,943
Accumulated federal tax on undistributed net realized long-term capital gain, paid on behalf of the shareholders	(19,509,172)

Total	$639,843,232

Net Asset Value and Redemption Price Per Share

($639,843,232 ÷ 1,331,449 shares of beneficial interest outstanding)	$480.56

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $169,778)	$13,493,803
Interest allocated from Portfolio	41,307
Expenses allocated from Portfolio	(2,763,037)

Total investment income from Portfolio	$10,772,073

Expenses

Trustees’ fees and expenses	$499
Custodian fee	30,599
Transfer and dividend disbursing agent fees	34,677
Legal and accounting services	19,510
Printing and postage	23,393
Miscellaneous	26,133

Total expenses	$134,811

Net investment income	$10,637,262

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions(1)	$54,551,884
Investment transactions allocated from affiliated investment	(4,001)
Foreign currency transactions	1,242

Net realized gain	$54,549,125

Change in unrealized appreciation (depreciation) —
Investments	$57,811,939
Foreign currency	1,446

Net change in unrealized appreciation (depreciation)	$57,813,385

Net realized and unrealized gain	$112,362,510

Net increase in net assets from operations	$122,999,772

(1)	Includes net realized gains of $57,723,935 from redemptions in-kind.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$10,637,262	$14,920,096
Net realized gain from investment transactions and foreign currency transactions	54,549,125	76,194,901
Net change in unrealized appreciation (depreciation) from investments and foreign currency	57,813,385	(398,175,284)

Net increase (decrease) in net assets from operations	$122,999,772	$(307,060,287)

Distributions to shareholders —
From net investment income	$(10,635,937)	$(14,628,318)
From net realized gain	(8,861,538)	(3,499,729)

Total distributions to shareholders	$(19,497,475)	$(18,128,047)

Transactions in shares of beneficial interest —
Net asset value of shares issued to shareholders in payment of distributions declared	$6,318,556	$5,343,771
Cost of shares redeemed	(66,744,746)	(90,455,553)

Net decrease in net assets from Fund share transactions	$(60,426,190)	$(85,111,782)

Net increase (decrease) in net assets	$43,076,107	$(410,300,116)

Net Assets

At beginning of year	$596,767,125	$1,007,067,241

At end of year	$639,843,232	$596,767,125

Accumulated undistributed net investment income included in net assets

At end of year	$213,059	$210,682

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$402.280	$613.190	$603.370	$546.870	$530.770

Income (Loss) From Operations

Net investment income	$7.717	$9.700	$9.568	$8.023	$6.586
Net realized and unrealized gain (loss)	84.959	(208.748)	18.969	66.019	17.864

Total income (loss) from operations	$92.676	$(199.048)	$28.537	$74.042	$24.450

Less Distributions

From net investment income	$(7.700)	$(9.500)	$(9.600)	$(8.030)	$(6.475)
From net realized gain	(6.696)	(2.362)	(9.117)	(9.512)	(1.875)

Total distributions	$(14.396)	$(11.862)	$(18.717)	$(17.542)	$(8.350)

Net asset value — End of year	$480.560	$402.280	$613.190	$603.370	$546.870

Total Return(1)	23.35%	(32.75)%	4.75%	13.62%	4.64%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$639,843	$596,767	$1,007,067	$1,032,593	$992,851
Ratios (as a percentage of average daily net assets):
Expenses(2)(3)	0.50%	0.47%	0.46%	0.46%	0.46	%(4)
Net investment income	1.83%	1.83%	1.52%	1.38%	1.24	%(4)
Portfolio Turnover of the Portfolio(5)	2%	1%	2%	1%	0	%(6)

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(5)	Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(6)	Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund) is a diversified series of the Eaton Vance Series Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund invests all of its investable assets in interested in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (6.8% at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Although the Fund intends to distribute net realized long-term gains to shareholders each year, the Fund reserves the right to designate such gains as undistributed and pay the federal tax thereon on behalf of shareholders. The Fund records a provision for such tax on the last day of its fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,254,960 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$10,636,127	$14,628,318
Long-term capital gains	$8,861,348	$3,499,729

During the year ended December 31, 2009, accumulated net realized loss was increased by $73,240,397, accumulated undistributed net investment income was increased by $1,052, and paid-in-capital was increased by $73,239,345 due to differences between book and tax accounting, primarily for redemptions in-kind, foreign currency gain (loss) and the timing of recognition for litigation proceeds received. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$239,354
Capital loss carryforward	$(3,254,960)
Net unrealized appreciation	$265,336,734

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $2,418 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $5,118 and $81,620,649, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of common stock as the result of redemptions in-kind of $65,878,833.

5   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
	2009	2008

Issued to shareholders electing to receive payments of distributions in Fund shares	14,021	11,368
Redemptions	(166,034)	(170,244)

Net decrease	(152,013)	(158,876)

6   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Series Trust and
Shareholders of Eaton Vance Tax-Managed
Growth Fund 1.0:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) (one of the series constituting the Eaton Vance Series Trust), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and capital gains dividends.

Qualified Dividend Income. The Fund designates $13,145,344 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualified under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 100.00% qualified for the corporate dividends received deduction.

Capital Gains Dividends. The fund designates $8,861,538 as a capital gain dividend.

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.5%

Security	Shares	Value

Aerospace & Defense — 4.8%

Boeing Co. (The)	960,677	$52,001,446
General Dynamics Corp.	473,021	32,245,842
Honeywell International, Inc.	293,134	11,490,853
Lockheed Martin Corp.	19,800	1,491,930
Northrop Grumman Corp.	1,701,074	95,004,983
Raytheon Co.	58,153	2,996,042
Rockwell Collins, Inc.	147,928	8,189,294
United Technologies Corp.	3,657,193	253,845,766

		$457,266,156

Air Freight & Logistics — 2.4%

FedEx Corp.	1,156,039	$96,471,455
United Parcel Service, Inc., Class B	2,262,306	129,788,495

		$226,259,950

Auto Components — 0.2%

Johnson Controls, Inc.	740,109	$20,160,569
WABCO Holdings, Inc.	1,156	29,813

		$20,190,382

Automobiles — 0.0%

DaimlerChrysler AG	17,284	$921,237
Harley-Davidson, Inc.	133,800	3,371,760

		$4,292,997

Beverages — 5.0%

Brown-Forman Corp., Class A	393,146	$22,153,777
Brown-Forman Corp., Class B	156,213	8,368,330
Coca-Cola Co. (The)	2,871,938	163,700,466
Coca-Cola Enterprises, Inc.	54,516	1,155,739
Molson Coors Brewing Co., Class B	186,000	8,399,760
PepsiCo, Inc.	4,422,231	268,871,645

		$472,649,717

Biotechnology — 1.9%

Amgen, Inc.(1)	2,920,204	$165,195,940
Biogen Idec, Inc.(1)	13,543	724,550
Genzyme Corp.(1)	23,267	1,140,316
Gilead Sciences, Inc.(1)	246,207	10,655,839

		$177,716,645

Building Products — 0.0%

Masco Corp.	140,317	$1,937,778

		$1,937,778

Capital Markets — 4.0%

Ameriprise Financial, Inc.	74,124	$2,877,494
Bank of New York Mellon Corp. (The)	894,847	25,028,871
Charles Schwab Corp. (The)	718,360	13,519,535
Credit Suisse Group AG	47,576	2,356,978
E*Trade Financial Corp.(1)	45,935	80,386
Federated Investors, Inc., Class B	293,517	8,071,718
Franklin Resources, Inc.	539,468	56,832,954
Goldman Sachs Group, Inc. (The)	557,466	94,122,559
Legg Mason, Inc.	104,784	3,160,285
Morgan Stanley	2,837,118	83,978,693
Northern Trust Corp.	715,649	37,500,008
Piper Jaffray Cos., Inc.(1)	504	25,507
State Street Corp.	531,412	23,137,678
T. Rowe Price Group, Inc.	323,743	17,239,315
UBS AG(1)	94,307	1,462,702
Waddell & Reed Financial, Inc., Class A	273,635	8,356,813

		$377,751,496

Chemicals — 1.0%

Ashland, Inc.	30,391	$1,204,092
Dow Chemical Co. (The)	152,627	4,217,084
E.I. Du Pont de Nemours & Co.	978,736	32,954,041
Ecolab, Inc.	380,814	16,976,688
Monsanto Co.	29,739	2,431,163
PPG Industries, Inc.	4,400	257,576
Sigma-Aldrich Corp.	809,485	40,903,277

		$98,943,921

Commercial Banks — 2.8%

Bank of Hawaii Corp.	616	$28,989
Bank of Montreal	33,047	1,754,135
BB&T Corp.	1,043,443	26,472,149
City National Corp.	52,552	2,396,371
Comerica, Inc.	230,933	6,828,689
Fifth Third Bancorp	1,588,904	15,491,814
First Horizon National Corp.(1)	69,184	927,066
HSBC Holdings PLC	220,592	2,509,220
HSBC Holdings PLC ADR	103,266	5,895,456
KeyCorp	180,824	1,003,573
M&T Bank Corp.	25,938	1,734,993
Marshall & Ilsley Corp.	158,431	863,449

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Commercial Banks (continued)

PNC Financial Services Group, Inc.	81,695	$4,312,679
Regions Financial Corp.	250,097	1,323,013
Royal Bank of Canada	252,530	13,522,981
Societe Generale	669,675	46,528,985
SunTrust Banks, Inc.	321,840	6,530,134
Synovus Financial Corp.	52,977	108,603
Toronto-Dominion Bank	17,915	1,123,629
Trustmark Corp.	205,425	4,630,280
U.S. Bancorp	2,933,385	66,030,496
Wells Fargo & Co.	2,165,006	58,433,512
Westamerica Bancorporation	1,968	108,968
Zions Bancorporation	63,409	813,537

		$269,372,721

Commercial Services & Supplies — 0.1%

Avery Dennison Corp.	56,594	$2,065,115
Cintas Corp.	208,456	5,430,279
Pitney Bowes, Inc.	15,870	361,201
Waste Management, Inc.	108,828	3,679,475

		$11,536,070

Communications Equipment — 3.9%

Cisco Systems, Inc.(1)	7,187,656	$172,072,485
Juniper Networks, Inc.(1)	109,780	2,927,833
Motorola, Inc.(1)	1,151,307	8,934,142
Nokia Oyj ADR	1,721,613	22,122,727
QUALCOMM, Inc.	3,168,806	146,588,965
Telefonaktiebolaget LM Ericsson ADR	1,750,000	16,082,500

		$368,728,652

Computers & Peripherals — 4.6%

Apple, Inc.(1)	291,406	$61,445,869
Dell, Inc.(1)	4,062,859	58,342,655
EMC Corp.(1)	2,038,992	35,621,190
Hewlett-Packard Co.	1,117,077	57,540,636
International Business Machines Corp.	1,581,888	207,069,139
Lexmark International, Inc., Class A(1)	34,181	888,023
NetApp, Inc.(1)	417,589	14,360,886

		$435,268,398

Construction & Engineering — 0.0%

Jacobs Engineering Group, Inc.(1)	64,781	$2,436,413

		$2,436,413

Construction Materials — 0.0%

Vulcan Materials Co.	34,690	$1,827,122

		$1,827,122

Consumer Finance — 0.5%

American Express Co.	420,726	$17,047,818
Capital One Financial Corp.	407,705	15,631,410
Discover Financial Services	1,105,050	16,255,285
SLM Corp.(1)	10,200	114,954

		$49,049,467

Containers & Packaging — 0.1%

Bemis Co., Inc.	133,186	$3,948,965
Temple-Inland, Inc.	90,660	1,913,832

		$5,862,797

Distributors — 0.1%

Genuine Parts Co.	188,424	$7,152,575

		$7,152,575

Diversified Consumer Services — 0.4%

Apollo Group, Inc., Class A(1)	10,887	$659,535
H&R Block, Inc.	1,506,291	34,072,302

		$34,731,837

Diversified Financial Services — 1.8%

Bank of America Corp.	2,830,245	$42,623,490
Citigroup, Inc.	119,611	395,912
CME Group, Inc.	28,751	9,658,898
ING Groep NV ADR(1)	191,170	1,875,378
IntercontinentalExchange, Inc.(1)	13,162	1,478,093
JPMorgan Chase & Co.	2,683,320	111,813,944
Moody’s Corp.	179,602	4,813,334

		$172,659,049

Diversified Telecommunication Services — 1.0%

AT&T, Inc.	1,500,639	$42,062,911
CenturyTel, Inc.	11,539	417,827
Deutsche Telekom AG ADR	1,374,898	20,211,001
McLeodUSA, Inc., Class A(1)(2)	947	0
Telefonos de Mexico SA de CV ADR	704,876	11,686,844
Telmex Internacional SAB de CV ADR	283,026	5,023,711

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Diversified Telecommunication Services (continued)

Verizon Communications, Inc.	444,858	$14,738,146
Windstream Corp.	247,947	2,724,938

		$96,865,378

Electric Utilities — 0.0%

Duke Energy Corp.	47,382	$815,444
Exelon Corp.	9,202	449,702
Southern Co. (The)	68,451	2,280,787

		$3,545,933

Electrical Equipment — 1.1%

Emerson Electric Co.	2,283,488	$97,276,589
Rockwell Automation, Inc.	125,000	5,872,500
SunPower Corp., Class B(1)	1	21

		$103,149,110

Electronic Equipment, Instruments & Components — 0.8%

Agilent Technologies, Inc.(1)	456,730	$14,190,601
Corning, Inc.	2,838,521	54,811,841
Flextronics International, Ltd.(1)	161,054	1,177,305
National Instruments Corp.	35,783	1,053,809
Tyco Electronics, Ltd.	10,142	248,986

		$71,482,542

Energy Equipment & Services — 1.3%

Baker Hughes, Inc.	136,681	$5,532,847
Halliburton Co.	846,488	25,470,824
Schlumberger, Ltd.	1,175,550	76,516,550
Transocean, Ltd.(1)	196,993	16,311,020

		$123,831,241

Food & Staples Retailing — 3.2%

Costco Wholesale Corp.	873,262	$51,670,913
CVS Caremark Corp.	1,958,996	63,099,261
Kroger Co. (The)	69,668	1,430,284
Safeway, Inc.	186,891	3,978,909
Sysco Corp.	1,717,782	47,994,829
Wal-Mart Stores, Inc.	2,002,154	107,015,131
Walgreen Co.	893,009	32,791,291

		$307,980,618

Food Products — 2.6%

Archer-Daniels-Midland Co.	1,574,460	$49,296,342
Campbell Soup Co.	54,780	1,851,564
ConAgra Foods, Inc.	100,372	2,313,575
Del Monte Foods Co.	17,418	197,520
General Mills, Inc.	27,469	1,945,080
H.J. Heinz Co.	114,878	4,912,183
Hershey Co. (The)	512,481	18,341,695
Kraft Foods, Inc., Class A	242,546	6,592,400
Nestle SA	2,750,000	133,467,372
Sara Lee Corp.	2,026,393	24,681,467
Unilever NV	72,175	2,333,418

		$245,932,616

Health Care Equipment & Supplies — 1.5%

Baxter International, Inc.	224,448	$13,170,608
Becton, Dickinson and Co.	63,708	5,024,013
Boston Scientific Corp.(1)	434,359	3,909,231
CareFusion Corp.(1)	315,076	7,880,051
Covidien PLC	193,320	9,258,095
Hospira, Inc.(1)	48,238	2,460,138
Medtronic, Inc.	1,746,454	76,809,047
St. Jude Medical, Inc.(1)	66,365	2,440,905
Stryker Corp.	155,879	7,851,625
Zimmer Holdings, Inc.(1)	240,888	14,238,890

		$143,042,603

Health Care Providers & Services — 1.1%

AmerisourceBergen Corp.	586,036	$15,277,959
Cardinal Health, Inc.	300,019	9,672,613
CIGNA Corp.	49,467	1,744,701
Express Scripts, Inc.(1)	196,994	17,030,131
Henry Schein, Inc.(1)	818,371	43,046,315
McKesson Corp.	6,462	403,875
Medco Health Solutions, Inc.(1)	146,516	9,363,838
PharMerica Corp.(1)	25,547	405,686
UnitedHealth Group, Inc.	201,101	6,129,558
WellPoint, Inc.(1)	53,673	3,128,599

		$106,203,275

Health Care Technology — 0.0%

IMS Health, Inc.	56,530	$1,190,522

		$1,190,522

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.7%

Carnival Corp.(1)	537,768	$17,041,868
Darden Restaurants, Inc.	147,345	5,167,389
International Game Technology	459,500	8,624,815
Interval Leisure Group, Inc.(1)	85,966	1,071,996
Marriott International, Inc., Class A	401,544	10,942,074
McDonald’s Corp.	865,066	54,014,721
Starbucks Corp.(1)	2,222,271	51,245,569
Yum! Brands, Inc.	246,105	8,606,292

		$156,714,724

Household Durables — 0.2%

D.R. Horton, Inc.	417,028	$4,533,094
Fortune Brands, Inc.	117,078	5,057,770
Leggett & Platt, Inc.	313,428	6,393,931
Newell Rubbermaid, Inc.	49,838	748,069

		$16,732,864

Household Products — 2.6%

Clorox Co. (The)	31,145	$1,899,845
Colgate-Palmolive Co.	680,288	55,885,659
Energizer Holdings, Inc.(1)	76,555	4,691,290
Kimberly-Clark Corp.	530,925	33,825,232
Procter & Gamble Co.	2,495,665	151,312,169

		$247,614,195

Independent Power Producers & Energy Traders — 0.0%

AES Corp. (The)(1)	93,180	$1,240,226

		$1,240,226

Industrial Conglomerates — 1.8%

3M Co.	901,357	$74,515,183
General Electric Co.	6,321,340	95,641,874
Textron, Inc.	18,236	343,019
Tyco International, Ltd.(1)	23,014	821,140

		$171,321,216

Insurance — 2.7%

Aegon NV ADR(1)	5,178,488	$33,194,108
Aflac, Inc.	262,505	12,140,856
Allstate Corp. (The)	124,523	3,740,671
AON Corp.	274,044	10,506,847
Berkshire Hathaway, Inc., Class A(1)	638	63,289,600
Berkshire Hathaway, Inc., Class B(1)	22,738	74,717,068
Chubb Corp.	25,054	1,232,156
Cincinnati Financial Corp.	179,991	4,722,964
Hartford Financial Services Group, Inc.	11,362	264,280
Lincoln National Corp.	54,170	1,347,750
Manulife Financial Corp.	69,765	1,279,490
Marsh & McLennan Cos., Inc.	172,845	3,816,418
MetLife, Inc.	81	2,863
Old Republic International Corp.	216,805	2,176,722
Progressive Corp.(1)	1,205,542	21,687,700
Torchmark Corp.	278,479	12,239,152
Travelers Companies, Inc. (The)	98,892	4,930,755

		$251,289,400

Internet & Catalog Retail — 0.1%

Amazon.com, Inc.(1)	43,801	$5,892,111
Expedia, Inc.(1)	119,213	3,064,966
HSN, Inc.(1)	60,017	1,211,743
Liberty Media Corp. - Interactive, Class A(1)	11,902	129,018
Ticketmaster Entertainment, Inc.(1)	80,619	985,164

		$11,283,002

Internet Software & Services — 1.7%

Akamai Technologies, Inc.(1)	200,000	$5,066,000
AOL, Inc.(1)	48,584	1,131,035
eBay, Inc.(1)	1,260,217	29,665,508
Google, Inc., Class A(1)	199,296	123,559,534
IAC/InterActiveCorp(1)	13,368	273,777
VeriSign, Inc.(1)	14,758	357,734

		$160,053,588

IT Services — 2.9%

Accenture PLC, Class A	2,738,000	$113,627,000
Acxiom Corp.(1)	68,785	923,095
Automatic Data Processing, Inc.	1,339,373	57,351,952
Broadridge Financial Solutions, Inc.	18,597	419,548
Computer Sciences Corp.(1)	150,923	8,682,600
DST Systems, Inc.(1)	600	26,130
Fidelity National Information Services, Inc.	106,171	2,488,648
Fiserv, Inc.(1)	47,355	2,295,771
Paychex, Inc.	757,686	23,215,499
Total System Services, Inc.	52,739	910,803
Western Union Co.	3,213,318	60,571,044

		$270,512,090

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Leisure Equipment & Products — 0.0%

Mattel, Inc.	22,565	$450,849

		$450,849

Life Sciences Tools & Services — 0.2%

Life Technologies Corp.(1)	344,969	$18,017,731
Thermo Fisher Scientific, Inc.(1)	18,700	891,803

		$18,909,534

Machinery — 2.5%

Caterpillar, Inc.	159,554	$9,092,982
Danaher Corp.	94,953	7,140,466
Deere & Co.	2,623,301	141,894,351
Dover Corp.	578,638	24,077,127
Illinois Tool Works, Inc.	1,183,752	56,808,259
Parker Hannifin Corp.	37,997	2,047,278

		$241,060,463

Media — 3.4%

Ascent Media Corp., Class A(1)	755	$19,275
CBS Corp., Class B	79,463	1,116,455
Comcast Corp., Class A	288,237	4,859,676
Comcast Corp., Class A Special	2,012,974	32,227,714
DIRECTV(1)	30,225	1,008,004
Discovery Communications, Inc., Class A(1)	7,555	231,712
Discovery Communications, Inc., Class C(1)	7,555	200,359
Gannett Co., Inc.	320,258	4,755,831
Liberty Capital, Class A(1)	7,556	180,437
Liberty Global, Inc., Series A(1)	2,381	52,168
Liberty Global, Inc., Series C(1)	2,382	52,047
Liberty Media Corp. - Starz, Series A(1)	3,022	139,465
McGraw-Hill Cos., Inc. (The)	299,599	10,039,562
New York Times Co. (The), Class A(1)	5,269	65,125
News Corp., Class A	97	1,328
Omnicom Group, Inc.	2,032,655	79,578,443
Time Warner Cable, Inc.	133,705	5,534,050
Time Warner, Inc.	531,114	15,476,662
Viacom, Inc., Class B(1)	83,155	2,472,198
Walt Disney Co. (The)	4,870,943	157,087,912
Washington Post Co., Class B	1,500	659,400
WPP PLC, ADR	46,597	2,266,944

		$318,024,767

Metals & Mining — 0.5%

Alcoa, Inc.	52,760	$850,491
BHP Billiton, Ltd. ADR	190,000	14,550,200
Freeport-McMoRan Copper & Gold, Inc.(1)	225,000	18,065,250
Nucor Corp.	230,000	10,729,500

		$44,195,441

Multiline Retail — 1.3%

JC Penney Co., Inc.	88,822	$2,363,553
Macy’s, Inc.	94,265	1,579,881
Nordstrom, Inc.	131,384	4,937,411
Sears Holdings Corp.(1)	4,107	342,729
Target Corp.	2,290,940	110,812,768

		$120,036,342

Oil, Gas & Consumable Fuels — 9.0%

Anadarko Petroleum Corp.	4,381,890	$273,517,574
Apache Corp.	2,145,656	221,367,330
BP PLC ADR	226,725	13,143,248
Chevron Corp.	655,424	50,461,094
ConocoPhillips	1,176,165	60,066,747
Devon Energy Corp.	568,771	41,804,668
Exxon Mobil Corp.	2,496,998	170,270,294
Hess Corp.	35,579	2,152,529
Marathon Oil Corp.	177,334	5,536,367
Murphy Oil Corp.	78,679	4,264,402
Royal Dutch Shell PLC ADR, Class A	127,794	7,681,697
Royal Dutch Shell PLC ADR, Class B	9,594	557,699
Spectra Energy Corp.	218,914	4,489,926
Williams Cos., Inc.	2,000	42,160

		$855,355,735

Paper & Forest Products — 0.0%

International Paper Co.	283	$7,579
Neenah Paper, Inc.	1,886	26,310
Weyerhaeuser Co.	4,754	205,087

		$238,976

Personal Products — 0.0%

Avon Products, Inc.	10,400	$327,600
Estee Lauder Cos., Inc., Class A	13,035	630,373

		$957,973

Pharmaceuticals — 10.1%

Abbott Laboratories	3,397,401	$183,425,680
Allergan, Inc.	82,562	5,202,232
Bristol-Myers Squibb Co.	2,140,192	54,039,848

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Pharmaceuticals (continued)

Eli Lilly & Co.	2,884,751	$103,014,458
GlaxoSmithKline PLC ADR	448,388	18,944,393
Johnson & Johnson	3,081,962	198,509,172
King Pharmaceuticals, Inc.(1)	152,305	1,868,782
Merck & Co., Inc.	2,489,783	90,976,671
Novo Nordisk A/S ADR	353,594	22,576,977
Pfizer, Inc.	9,948,483	180,962,906
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	93,926,556

		$953,447,675

Real Estate Management & Development — 0.0%

Forest City Enterprises, Inc., Class A(1)	56,500	$665,570
Forestar Real Estate Group, Inc.(1)	30,220	664,236

		$1,329,806

Road & Rail — 0.2%

Burlington Northern Santa Fe Corp.	54,168	$5,342,048
Norfolk Southern Corp.	12,365	648,173
Union Pacific Corp.	132,257	8,451,223

		$14,441,444

Semiconductors & Semiconductor Equipment — 3.3%

Analog Devices, Inc.	560,289	$17,693,927
Applied Materials, Inc.	1,065,614	14,854,659
Broadcom Corp., Class A(1)	976,646	30,715,517
Cypress Semiconductor Corp.(1)	52,742	556,955
Intel Corp.	11,004,150	224,484,660
KLA-Tencor Corp.	143,189	5,177,714
Linear Technology Corp.	123,388	3,768,269
Maxim Integrated Products, Inc.	223,099	4,528,910
Texas Instruments, Inc.	552,587	14,400,417
Verigy, Ltd.(1)	3,524	45,354
Xilinx, Inc.	24,830	622,240

		$316,848,622

Software — 3.1%

Activision Blizzard, Inc.(1)	96,350	$1,070,448
Adobe Systems, Inc.(1)	440,317	16,194,859
CA, Inc.	45,408	1,019,864
Electronic Arts, Inc.(1)	21,405	379,939
Microsoft Corp.	3,425,420	104,441,056
Oracle Corp.	6,981,637	171,329,372
Symantec Corp.(1)	186,371	3,334,177

		$297,769,715

Specialty Retail — 2.3%

Abercrombie & Fitch Co., Class A	3,578	$124,693
Best Buy Co., Inc.	148,536	5,861,230
Gap, Inc. (The)	89,138	1,867,441
Home Depot, Inc.	3,945,465	114,142,302
Limited Brands, Inc.	42,136	810,697
Lowe’s Companies, Inc.	1,003,622	23,474,719
Sherwin-Williams Co. (The)	500	30,825
Staples, Inc.	257,430	6,330,204
TJX Companies, Inc. (The)	1,701,405	62,186,353

		$214,828,464

Textiles, Apparel & Luxury Goods — 2.2%

Coach, Inc.	10,800	$394,524
Hanesbrands, Inc.(1)	236,598	5,704,378
NIKE, Inc., Class B	3,058,444	202,071,395

		$208,170,297

Thrifts & Mortgage Finance — 0.0%

Tree.com, Inc.(1)	13,436	$122,939

		$122,939

Tobacco — 0.4%

Altria Group, Inc.	310,619	$6,097,451
Philip Morris International, Inc.	566,282	27,289,130

		$33,386,581

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV ADR, Series L	22,000	$1,033,560
Sprint Nextel Corp.(1)	229,998	841,792
Telephone and Data Systems, Inc.	24,450	738,390
Telephone and Data Systems, Inc., Special Shares	9,066	307,519
Vodafone Group PLC ADR	258,909	5,978,209

		$8,899,470

Total Common Stocks
(identified cost $7,498,546,989)		$9,334,094,379

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Preferred Stocks — 0.0%

Security	Shares	Value

Commercial Banks — 0.0%

Wells Fargo & Co.	166	$116

Total Preferred Stocks
(identified cost $4,929)		$116

Convertible Preferred Stocks — 0.0%

Security	Shares	Value

Independent Power Producers & Energy Traders — 0.0%

Enron Corp.(1)(2)	11,050	$0

Total Convertible Preferred Stocks
(identified cost $16,626,069)		$0

Short-Term Investments — 1.1%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(3)	$109,919	$109,919,346

Total Short-Term Investments
(identified cost $109,919,346)		$109,919,346

Total Investments — 99.6%
(identified cost $7,625,097,333)		$9,444,013,841

Other Assets, Less Liabilities — 0.4%		$35,465,423

Net Assets — 100.0%		$9,479,479,264

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2009.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $7,515,177,987)	$9,334,094,495
Affiliated investments, at value (identified cost, $109,919,346)	109,919,346
Cash	1,618,404
Dividends receivable	13,680,323
Receivable for investments sold	21,882,113
Tax reclaims receivable	2,217,408

Total assets	$9,483,412,089

Liabilities

Payable to affiliates:
Investment adviser fee	$3,590,334
Trustees’ fees	12,625
Accrued expenses	329,866

Total liabilities	$3,932,825

Net Assets applicable to investors’ interest in Portfolio	$9,479,479,264

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$7,660,385,213
Net unrealized appreciation	1,819,094,051

Total	$9,479,479,264

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $2,803,433)	$214,044,957
Interest income allocated from affiliated investment	671,602
Expenses allocated from affiliated investment	(544,398)

Total investment income	$214,172,161

Expenses

Investment adviser fee	$41,375,335
Trustees’ fees and expenses	50,500
Custodian fee	1,295,412
Legal and accounting services	170,213
Miscellaneous	229,130

Total expenses	$43,120,590

Net investment income	$171,051,571

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions(1)	$(446,325,786)
Investment transactions allocated from affiliated investment	(59,244)
Foreign currency transactions	20,155

Net realized loss	$(446,364,875)

Change in unrealized appreciation (depreciation) —
Investments	$2,039,474,627
Foreign currency	65,756

Net change in unrealized appreciation (depreciation)	$2,039,540,383

Net realized and unrealized gain	$1,593,175,508

Net increase in net assets from operations	$1,764,227,079

(1)	Includes net realized losses of $67,236,452 from redemptions in-kind.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$171,051,571	$291,159,659
Net realized loss from investment transactions and foreign currency transactions	(446,364,875)	(57,601,117)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,039,540,383	(6,326,916,620)

Net increase (decrease) in net assets from operations	$1,764,227,079	$(6,093,358,078)

Capital transactions —
Contributions	$362,235,165	$1,174,044,484
Withdrawals	(3,249,726,036)	(4,342,104,580)

Net decrease in net assets from capital transactions	$(2,887,490,871)	$(3,168,060,096)

Net decrease in net assets	$(1,123,263,792)	$(9,261,418,174)

Net Assets

At beginning of year	$10,602,743,056	$19,864,161,230

At end of year	$9,479,479,264	$10,602,743,056

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.47%	0.45%	0.44%	0.45%	0.45	%(2)
Net investment income	1.86%	1.84%	1.52%	1.39%	1.25	%(2)
Portfolio Turnover(3)	2%	1%	2%	1%	0	%(4)

Total Return	23.32%	(32.76)%	4.72%	13.69%	4.70%

Net assets, end of year (000’s omitted)	$9,479,479	$10,602,743	$19,864,161	$20,387,292	$19,032,607

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(3)	Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(4)	Amounts to less than 1%.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2009, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation held an interest of 6.8%, 14.8%, 6.3%, and 1.4% respectively, in the Portfolio. In addition, an unregistered fund advised by the adviser to the Portfolio held 70.7% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash

Tax-Managed Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of

Tax-Managed Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

0.625% of the Portfolio’s average daily net assets up to $500 million. The advisory free on net assets of $500 million or more is reduced as follows:

Annual Fee Rate
Average Daily Net Assets For the Month	(for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the year ended December 31, 2009, the Portfolio’s adviser fee totaled $41,891,236 of which $515,901 was allocated from Cash Management and $41,375,335 was paid or accrued directly by the Portfolio. For the year ended December 31, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.45% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $221,831,019 and $974,009,926, respectively, for the year ended December 31, 2009. In addition, investments having an aggregate market value of $1,863,190,717 at dates of withdrawal were distributed in payment for capital withdrawals and investors contributed securities with a value of $12,022,740, during the year ended December 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,237,110,712

Gross unrealized appreciation	$12,625,059,615
Gross unrealized depreciation	(5,418,156,486)

Net unrealized appreciation	$7,206,903,129

The net unrealized appreciation on foreign currency at December 31, 2009 on a federal income tax basis was $177,543.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $0 for the year ended December 31, 2009. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. At December 31, 2009, the Portfolio had no securities on loan.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Tax-Managed Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$1,112,609,100	$—		$—	$1,112,609,100
Consumer Staples	1,175,054,328	133,467,372		—	1,308,521,700
Energy	979,186,976	—		—	979,186,976
Financials	1,070,179,695	51,395,183		—	1,121,574,878
Health Care	1,400,510,253	—		—	1,400,510,253
Industrials	1,229,408,599	—		—	1,229,408,599
Information Technology	1,920,663,608	—		—	1,920,663,608
Materials	151,068,258	—		—	151,068,258
Telecommunication Services	105,764,848	—		0	105,764,848
Utilities	4,786,159	—		—	4,786,159

Total Common Stocks	$9,149,231,824	$184,862,555	*	$—	$9,334,094,379

Convertible Preferred Stocks	—	—		0	0
Preferred Stocks	116	—		—	116
Short-Term Investments	109,919,346	—		—	109,919,346

Total	$9,259,151,286	$184,862,555		$0	$9,444,013,841

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign market.

The level classification by major category of investments (other than for categories presented above) is the same as the category presentation in the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Common Stocks
and Convertible
Preferred Stocks*

Balance as of December 31, 2008	$0
Realized gains (losses)	0
Change in net unrealized appreciation (depreciation)	0
Net purchases (sales)	—
Net transfers to (from) Level 3	—

Balance as of December 31, 2009	$0

*	All Level 3 investments held at December 31, 2008 and December 31, 2009 were valued at $0.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Tax-Managed Growth Portfolio as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed
Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

Eaton Vance Tax-Managed Growth Fund 1.0

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Growth Fund 1.0

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

Eaton Vance Tax-Managed Growth Fund 1.0

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Growth Fund 1.0

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Series Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and Vice President	Trustee since 2007; Vice President of the Trust since 1998 and of the Portfolio since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Eaton Vance Tax-Managed Growth Fund 1.0

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

Yana S. Barton 7/28/75	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

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Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Fund 1.0
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Growth Fund 1.0
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

157-2/10	TGSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) is the only series of Eaton Vance Series Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.
The following table represents the aggregate fees billed to the Fund for the Fund’s fiscal years ended December 31, 2008 and December 31, 2009 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.
Eaton Vance Tax-Managed Growth Fund 1.0

Fiscal Years Ended	12/31/2008	12/31/2009

Audit Fees	$14,935	$12,350

Audit-Related Fees(1)	$0	$1,550

Tax Fees(2)	$6,190	$6,190

All Other Fees(3)	$0	$1,500

Total	$21,125	$21,590

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
For each of the fiscal years ended December 31, 2008 and December 31, 2009, the Fund was billed $40,000, by D&T, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-

transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7) (ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund by the Fund’s principal accountant for the last two fiscal years of the Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the Fund’s principal accountant for the last two fiscal years.

Fiscal Years Ended	12/31/08	12/31/09

Registrant	$6,190	$9,240

Eaton Vance(1)	$345,473	$288,295

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.

Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Series Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 16, 2010

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2010